UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 15, 2014

COMVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35572	04-3398741

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Quannapowitt Parkway
Wakefield, MA
01880

(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code: (781) 246-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition
On April 15, 2014, Comverse, Inc. (the “Company”) issued a press release providing selected financial information for the three months and the fiscal year ended January 31, 2014. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference in its entirety herein.
Item 7.01.    Regulation FD Disclosure
On April 15, 2014, the Company issued a press release announcing a program to repurchase its common stock. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference in its entirety herein.
 Item 9.01.    Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release of Comverse, Inc., dated April 15, 2014.
The information contained in this Current Report, including the press release attached as an exhibit hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information disclosed in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by a specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

COMVERSE, INC.

Date: April 15, 2014	By:	/s/ Thomas B. Sabol
	Name:	Thomas B. Sabol
	Title:	Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Comverse, Inc. dated April 15, 2014